UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 07, 2023

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South Suite A
West Jordan, Utah		84088
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 566-6681

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

Sportsman’s Warehouse Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 7, 2023. As further described below, at the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) to declassify the Company’s Board of Directors (the “Board of Directors”) and remove obsolete provisions. The Amended and Restated Certificate had previously been approved by the Board of Directors, subject to stockholder approval, and became effective upon filing with the Secretary of State of the State of Delaware on June 7, 2023.

Pursuant to the terms of the Amended and Restated Certificate, the declassification of the Board of Directors will be phased in over a three-year period, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023 (the “Proxy Statement”). The directors elected at the Annual Meeting were elected for a three-year term and the Company’s continuing directors will be elected for one-year terms as their present terms expire. Therefore, beginning with the Company’s annual meeting of stockholders in 2026, all directors will stand for election at each annual meeting of stockholders for a one-year term expiring at the next annual meeting of stockholders, to serve until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

In addition, the Amended and Restated Certificate (i) provides that the Company’s directors will be removable by stockholders with or without cause from and after the Company’s annual meeting of stockholders in 2026; and (ii) deletes certain obsolete provisions in the Amended and Restated Certificate relating to the prior equity ownership of the Company’s former equity sponsor, Seidler Equity Partners III, L.P. and its affiliates.

Amendment to Bylaws

On June 7, 2023, the Board of Directors approved, effective immediately following the effectiveness of the filing of the Amended and Restated Certificate, an amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Second Amended and Restated Bylaws”).

The Second Amended and Restated Bylaws include the following principal amendments to the Company’s prior bylaws:

•
Advance Notice – Informational and Disclosure Requirements. The amendments revise the advance notice disclosure requirements contained in the prior bylaws to require that the stockholder proposing business or nominating directors provide certain additional information regarding the stockholder and the proposal or nominee, as applicable. Additionally, the Second Amended and Restated Bylaws require any candidate for the Board of Directors nominated by a stockholder to provide certain additional information and representations, including regarding the absence of certain voting commitments, disclosure of compensation for service, descriptions of any derivative transactions involving the Company’s securities or any material relationships between the Company and a nominating stockholder, compliance with the Company’s corporate governance and other policies, and intent to serve the entire term. The Second Amended and Restated Bylaws also clarify the Company’s authority to reasonably request additional information from such stockholders and director nominees to determine the eligibility of such proposed nominee to serve as a director of the Company and to determine such nominee’s independence or qualifications for service on a committee of the Board of Directors. All disclosures must be updated as of the record date for stockholders entitled to vote at the meeting and as of the date that is five business days prior to the meeting.
•
Advance Notice – Other. The amendments require that all documents or other information (including notices) required to be delivered to the Company pursuant to the advance notice provisions be delivered exclusively in writing (and not in an electronic transmission) and exclusively by hand or by certified or registered mail to the Company’s principal offices. Further, the amendments prohibit stockholders from submitting more nominees than the number of directors up for election at the applicable meeting.
•
Advance Notice – Universal Proxy. The amendments address the universal proxy rules adopted by the SEC by requiring that any stockholder soliciting proxies in support of a nominee other than the Board of Directors’ nominees must comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements. Further, any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, with the white proxy card being reserved for the exclusive use by the Board of Directors.
•
Exclusive Forum. The Second Amended and Restated Bylaws also adopt an exclusive forum provision designating the U.S. federal courts as the exclusive forum for all claims arising under the Securities Act of 1933, as amended.
•
Other Updates. The Second Amended and Restated Bylaws also include the following additional updates: (i) revisions relating to adjournment procedures for meetings of stockholders, including to address recent amendments to the General Corporation Law of the State of Delaware (“DGCL”); (ii) elimination of the requirement to make a stockholder list available for examination at meetings of stockholders to conform with recent DGCL amendments; (iii) revisions to the indemnification provisions to update, modernize and clarify certain indemnification rights and certain procedures related thereto; (iv) revisions to change the default for stock issuances from certificated to uncertificated shares; (v) elimination of the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (vi) provisions regarding the ability of the Board of Directors to designate a lead independent director and provisions describing the responsibilities of such lead independent director. The Second Amended and Restated Bylaws also include certain technical, conforming, or clarifying changes to the prior bylaws, including changes to reflect the declassification of the Board of Directors effected pursuant to the Amended and Restated Certificate described above.

The foregoing descriptions are summaries of the changes effected by the adoption of the Amended and Restated Certificate and the Second Amended and Restated Bylaws, which are qualified in their entirety by reference to the Amended and Restated Certificate filed as Exhibit 3.1 hereto and the Second Amended and Restated Bylaws filed as Exhibit 3.2 hereto, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2023, at the Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders are provided below.

Proposal 1: The Company’s stockholders elected the two individuals below to serve as Class III directors until the Company’s annual meeting of stockholders in 2026 and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Gregory P. Hickey	20,267,019	8,004,826	8,745	1,835,507
Nancy A. Walsh	20,416,468	7,855,043	9,079	1,835,507

Proposal 2: The Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate to declassify the Company’s Board of Directors and remove obsolete provisions.

For	Against	Abstain	Broker Non-Votes
28,115,153	155,095	10,342	1,835,507

Proposal 3: The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
27,029,649	2,972,259	114,189	—

Proposal 4: The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
19,183,270	8,873,353	223,967	1,835,507

The Company regularly engages with its stockholders regarding matters relating to the Company. In the coming months, the Company intends to conduct additional outreach to its stockholders regarding the outcome of the stockholder advisory vote on compensation of the Company’s named executive officers for the 2022 fiscal year. The Board of Directors and the Compensation Committee value the opinions expressed by the Company’s stockholders and will consider the outcome of the advisory vote on the compensation of the Company’s named executive officers, as well as feedback obtained through stockholder engagement efforts, in making future decisions regarding executive compensation matters.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Sportsman’s Warehouse Holdings, Inc.
3.2	Second Amended and Restated Bylaws of Sportsman’s Warehouse Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date:	June 8, 2023	By:	/s/ Jeff White
Jeff White, Secretary and Chief Financial Officer